                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      21
                NOTES TO FINANCIAL STATEMENTS      26
               REPORT OF INDEPENDENT AUDITORS      30
                   DIVIDEND REINVESTMENT PLAN      31



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33
                 RESULTS OF SHAREHOLDER VOTES      34

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

-----------------------------
NYSE Ticker Symbol - VIM
-----------------------------

                                                  MARKET(1)    NAV(2)
--------------------------------------------------------------------------
One-year total return                               11.18%      12.96%
--------------------------------------------------------------------------
Five-year average annual total return                5.33%       7.04%
--------------------------------------------------------------------------
Life-of-Trust average annual total return            6.78%       7.90%
--------------------------------------------------------------------------
Commencement date                                              1/24/92
--------------------------------------------------------------------------

Distribution rate as a % of closing common
share price(3)                                                   5.77%
--------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                    9.47%
--------------------------------------------------------------------------
Preferred share (Series A) rate(5)                               2.00%
--------------------------------------------------------------------------
Preferred share (Series B) rate(5)                               1.95%
--------------------------------------------------------------------------
Net asset value                                                 $17.00
--------------------------------------------------------------------------
Closing common share price                                      $14.98
--------------------------------------------------------------------------
One-year high common share price (01/17/01)                     $15.25
--------------------------------------------------------------------------
One-year low common share price (11/21/00)                    $13.8125
--------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 39.1% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of October 31, 2001
- AAA/Aaa............  100%   [PIE CHART]
As of October 31, 2000
- AAA/Aaa............  100%   [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)

[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/00                                                                      0.0725
12/00                                                                      0.0715                             0.0591
1/01                                                                       0.0715
2/01                                                                       0.0675
3/01                                                                       0.0675
4/01                                                                       0.0675
5/01                                                                       0.0675
6/01                                                                       0.0675
7/01                                                                       0.0675
8/01                                                                       0.0675
9/01                                                                        0.072
10/01                                                                       0.072

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
Airport                                                                    17.50                              19.70
Retail Electric/Gas/Telephone                                              13.80                              13.10
Public Building                                                             9.60                               5.90
Public Education                                                            9.60                               2.60
General Purpose                                                             9.30                               7.90

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--January 1992 through October 2001) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
1/92                                                                      15.0000                            15.0000
                                                                          14.8500                            14.5000
                                                                          15.6700                            15.0000
                                                                          15.9900                            15.2500
12/92                                                                     15.9500                            14.8750
                                                                          17.0500                            16.1250
                                                                          17.6000                            16.2500
                                                                          18.2400                            17.0000
12/93                                                                     17.9800                            16.5000
                                                                          16.1500                            15.2500
                                                                          15.8700                            15.3750
                                                                          15.4400                            14.7500
12/94                                                                     14.8300                            13.2500
                                                                          16.0800                            15.1250
                                                                          16.2800                            15.7500
                                                                          16.4800                            15.7500
12/95                                                                     17.1400                            16.0000
                                                                          16.4000                            16.0000
                                                                          16.1800                            16.2500
                                                                          16.5200                            16.2500
12/96                                                                     16.5500                            16.2500
                                                                          16.1900                            16.0000
                                                                          16.6000                            16.6875
                                                                          17.0000                            17.1250
12/97                                                                     17.1600                            17.1875
                                                                          17.1200                            16.8250
                                                                          17.1100                            16.9375
                                                                          17.5600                            17.5625
12/98                                                                     17.1800                            17.5625
                                                                          17.0200                            17.3750
                                                                          16.2300                            16.3750
                                                                          15.7100                            15.1250
12/99                                                                     15.1300                            13.6875
                                                                          15.5300                            14.0000
                                                                          15.5500                            14.6250
                                                                          15.7300                            14.9375
12/00                                                                     16.5200                            14.2500
                                                                          16.5900                            14.5100
                                                                          16.4200                            14.3300
                                                                          16.8000                            14.3700
10/01                                                                     17.0000                            14.9800

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TRUST FOR INSURED MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2001. JOSEPH PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, 2001 for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds.

This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period.

    For the 12 months ended October 31, 2001, the trust produced a total return of 11.18 percent based on market price. This reflects an increase in market price from $14.3125 per share on October 31, 2000, to $14.98 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.51 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   We put the trust's assets to work in
both the primary and secondary markets. With insured issuance up, our focus was on the primary market, where there were several issues with good name recognition, structure and liquidity. That said, we also took advantage of opportunities in the secondary market in those cases where they fit our requirements.

    The trust's total return orientation led us to keep well diversified over the past year in terms of the placement of assets along the yield curve. We continued with our strategy of emphasizing the intermediate part of the curve in order to take advantage of better valuations there. This was a net positive for performance as short- and intermediate-dated bonds outperformed the long end of the curve. Overall, our strongest preference toward the end of the period was for 15 to 20-year bonds, which our quantitative analysis showed to offer the greatest total return potential.

    In part, we implemented this yield curve strategy by purchasing bonds with premium (above-market) coupons that traded as though their maturity were limited by their call date. These bonds offered an attractive yield cushion while helping to dampen price volatility.

    In the first half of the period, we were able to buy insured bonds from "specialty" states such as California and New York that offer double tax-free income to their residents at attractive prices. These bonds proved especially popular with investors, and we took profits on many of our holdings when they appreciated strongly. We replaced these holdings with national names from states including Illinois and Indiana that offered better value.

    Our strongest sector preference over the 12-month period was to emphasize bonds issued to fund essential services that we expect to benefit from increasing demand over time. In keeping with this preference, we increased the trust's exposure to public education securities from 2.6 percent to 9.6 percent of long-term investments. Public building was another attractive sector, and we selectively added what we believe to be several attractive bonds to the trust's portfolio.

    Our preference for essential services also led us to buy airport bonds early in the period. While the trust's holdings were all insured, and thus protected from credit deterioration, they did lag other insured sectors when the travel industry fell on hard times in the wake of September 11.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. We believe the ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We anticipate investors may continue to look at bonds favorably as long as the equity markets continue to be challenging.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  100.2%
          ALABAMA  0.6%
$1,480    Dothan-Houston Cnty, AL Arpt Auth Arpt Rev
          (MBIA Insd)................................. 5.600%   12/01/20   $  1,553,245
                                                                           ------------

          ALASKA  0.5%
 2,000    North Slope Borough, AK Cap Apprec Ser B
          (MBIA Insd).................................   *      06/30/11      1,319,380
                                                                           ------------

          ARIZONA  1.3%
 1,840    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)....................................... 7.250    07/15/10      1,911,042
 1,350    Tucson, AZ Wtr Rev Rfdg (a)................. 5.500    07/01/17      1,436,508
                                                                           ------------
                                                                              3,347,550
                                                                           ------------
          CALIFORNIA  2.8%
 2,500    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Pacific Gas & Elec Ser B (FSA Insd)..... 6.350    06/01/09      2,585,250
 9,000    San Jose, CA Single Family Mtg Rev Cap
          Accumulator (Escrowed to Maturity) (GEMIC
          Mtg Collateralized).........................   *      04/01/16      4,518,540
                                                                           ------------
                                                                              7,103,790
                                                                           ------------
          COLORADO  0.4%
 1,000    Pitkin Cnty, CO Sch Dist No 1 Aspen (FGIC
          Insd)....................................... 5.375    12/01/17      1,058,200
                                                                           ------------

          FLORIDA  5.2%
 2,430    Collier Cnty, FL Sch Brd Ctfs Master Lease
          Prog Ser B Rfdg............................. 5.500    02/15/13      2,719,656
 2,000    Escambia Cnty, FL Hlth Facs Auth Rev (AMBAC
          Insd)....................................... 5.950    07/01/20      2,240,380

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,000    Florida St Brd Ed Cap Outlay Pub Ed Ser D
          Rfdg (FGIC Insd)............................ 4.500%   06/01/24   $  1,864,200
 1,045    Orange Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev Ser A (GNMA Collateralized)......... 6.200    10/01/16      1,106,373
 2,000    Pasco Cnty, FL Solid Waste Disp & Res
          Recovery Sys Rev (AMBAC Insd)............... 6.000    04/01/11      2,285,060
 1,590    St Lucie Cnty, FL Sch Brd Ctf Part Ser B.... 5.000    07/01/23      1,597,075
 1,360    St Lucie Cnty, FL Sch Brd Ctf Part Ser C.... 5.000    07/01/21      1,370,540
                                                                           ------------
                                                                             13,183,284
                                                                           ------------
          GEORGIA  3.6%
 3,245    Atlanta, GA Dev Auth Rev Yamacraw Design Ctr
          Proj Ser A.................................. 5.375    01/01/17      3,424,221
 3,620    Atlanta, GA Dev Auth Rev Yamacraw Design Ctr
          Proj Ser A.................................. 5.375    01/01/18      3,793,072
 1,860    George L Smith ll GA Wrld Congress Ctr Auth
          Rev Domed Stadium Proj Rfdg (MBIA Insd)..... 6.000    07/01/10      2,104,609
                                                                           ------------
                                                                              9,321,902
                                                                           ------------
          HAWAII  4.2%
 5,000    Hawaii St Arpt Sys Rev Rfdg (FGIC Insd)..... 5.250    07/01/21      5,024,100
 1,450    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co & Subsidiaries (MBIA
          Insd)....................................... 6.550    12/01/22      1,532,026
   585    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Proj Ser B (MBIA Insd)..... 7.600    07/01/20        593,143
 2,000    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Proj Ser C (AMBAC Insd).... 6.200    11/01/29      2,188,400
 1,250    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Ser D Rfdg (AMBAC Insd).... 6.150    01/01/20      1,358,525
                                                                           ------------
                                                                             10,696,194
                                                                           ------------
          ILLINOIS  17.6%
 2,000    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd).......................................   *      01/01/32        380,320
 1,000    Chicago, IL Brd of Ed (FGIC Insd)........... 5.500    12/01/31      1,040,170
 5,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).......................................   *      01/01/28      1,251,200
 2,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).......................................   *      01/01/29        474,040
 2,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).......................................   *      01/01/30        448,340
 5,000    Chicago, IL Midway Arpt Rev Ser A........... 5.125    01/01/26      4,945,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,920    Chicago, IL Neighborhoods Alive 21 Pgm Ser A
          (FGIC Insd)................................. 5.000%   01/01/41   $  1,885,862
 9,050    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          Intl Terminal (MBIA Insd) (b)............... 6.750    01/01/18      9,286,476
 1,000    Chicago, IL Pk Dist Ltd Tax Ser A........... 5.500    01/01/18      1,054,000
 5,000    Chicago, IL Proj & Rfdg..................... 5.250    01/01/28      5,072,650
 3,000    Chicago, IL Proj Ser C Rfdg (FGIC Insd)..... 5.500    01/01/40      3,121,830
   445    Chicago, IL Residential Mtg Rev Cap Apprec
          Ser B Rfdg (MBIA Insd)......................   *      10/01/09        261,691
 2,000    Cook Cnty, IL Cap Impt Ser A (FGIC Insd).... 5.000    11/15/28      1,978,320
   205    Cook Cnty, IL Ser B Rfdg (MBIA Insd)........ 5.000    11/15/15        211,080
 1,370    Glenwood, IL................................ 5.250    12/01/25      1,399,524
 1,770    Glenwood, IL................................ 5.375    12/01/30      1,824,109
 1,000    Illinois Ed Fac Auth Rev DePaul Univ (AMBAC
          Insd)....................................... 5.625    10/01/16      1,083,580
 1,000    Illinois Ed Fac Auth Rev Robert Morris
          College (MBIA Insd)......................... 5.800    06/01/30      1,050,070
 1,260    Kendall, Kane & Will Cntys, IL (FGIC
          Insd)....................................... 5.500    10/01/12      1,391,153
 1,620    Kendall, Kane & Will Cntys, IL (FGIC
          Insd)....................................... 5.500    10/01/13      1,773,495
 5,000    Saint Clair Cnty, IL Cap Apprec (FGIC
          Insd).......................................   *      10/01/21      1,652,900
 1,545    Will Cnty, IL High Sch Dist No 204 Joliet
          Ltd Tax..................................... 5.000    12/01/17      1,567,557
 4,500    Will Cnty, IL Sch Dist No 122 Cap Apprec Ser
          B (FSA Insd)................................   *      11/01/19      1,786,095
                                                                           ------------
                                                                             44,939,462
                                                                           ------------
          INDIANA  2.1%
 1,235    Indianapolis, IN Loc Pub Impt Ser D (AMBAC
          Insd)....................................... 5.500    02/01/21      1,288,080
 2,750    Indianapolis, IN Loc Pub Impt Ser E (AMBAC
          Insd)....................................... 5.750    02/01/29      2,819,933
 1,120    Indianapolis, IN Thermal Ser A (MBIA
          Insd)....................................... 5.125    10/01/21      1,133,126
                                                                           ------------
                                                                              5,241,139
                                                                           ------------
          KANSAS  1.4%
 2,795    Kansas St Dev Fin Auth Lease Juvenile
          Justice Auth Ser D (MBIA Insd).............. 5.250    05/01/15      2,967,815
   500    Olathe Labette Cnty, KS Single Family Mtg
          Rev Coll Ser A-I Rfdg (GNMA
          Collateralized)............................. 8.100    08/01/23        544,725
                                                                           ------------
                                                                              3,512,540
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          LOUISIANA  2.0%
$3,145    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp
          Rev Lake Charles Mem Hosp Proj Ser A (Connie
          Lee Insd)................................... 6.650%   12/01/21   $  3,328,731
 1,000    Louisiana Hsg Fin Agy Mtg Rev Coll Mtg Malta
          Square Proj (GNMA Collateralized)........... 6.450    09/01/27      1,066,390
    10    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)............. 6.600    01/01/04         10,248
   200    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)............. 6.700    01/01/05        204,892
   135    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)............. 6.800    01/01/06        138,272
   295    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)............. 6.850    01/01/09        301,909
                                                                           ------------
                                                                              5,050,442
                                                                           ------------
          MICHIGAN  5.5%
 1,000    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Dev Area No 1 Projs Ser A Rfdg (MBIA
          Insd)....................................... 4.750    07/01/25        958,110
 4,250    Michigan St Ctf Part (AMBAC Insd)........... 5.500    06/01/27      4,430,668
 1,000    Monroe Cnty, MI Econ Dev Corp Ltd Oblig Rev
          Coll Detroit Edison Co Ser AA Rfdg (FGIC
          Insd)....................................... 6.950    09/01/22      1,274,740
 3,500    Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
          Edison Monroe Ser 1 (MBIA Insd)............. 6.875    09/01/22      3,684,835
 3,750    Wayne Charter Cnty, MI Arpt Rev Detroit
          Metro Wayne Cnty Ser A (MBIA Insd).......... 5.000    12/01/28      3,654,788
                                                                           ------------
                                                                             14,003,141
                                                                           ------------
          MINNESOTA  1.8%
 2,000    Minneapolis & Saint Paul, MN Met Arpt Commn
          Arpt Rev Ser B (FGIC Insd).................. 5.250    01/01/24      2,015,040
 2,585    Mounds View, MN Indpt Sch Dist No 621 Ser
          A........................................... 5.000    02/01/17      2,648,384
                                                                           ------------
                                                                              4,663,424
                                                                           ------------
          MISSISSIPPI  2.0%
   760    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser C (GNMA Collateralized)...... 8.125    12/01/24        822,571
   843    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser D (GNMA Collateralized)...... 8.100    12/01/24        916,569

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MISSISSIPPI (CONTINUED)
$  626    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser E (GNMA Collateralized)...... 8.100%   12/01/25   $    680,706
 2,500    Mississippi Hosp Equip & Fac Auth Rev Rush
          Med Fndtn Proj (Connie Lee Insd)............ 6.700    01/01/18      2,565,975
                                                                           ------------
                                                                              4,985,821
                                                                           ------------
          MISSOURI  0.9%
 1,000    Missouri St Hsg Dev Comm Multi-Family Hsg
          Brookstone Ser A (FSA Insd)................. 6.000    12/01/16      1,052,290
 1,095    Missouri St Hsg Dev Comm Multi-Family Hsg
          Truman Farm Ser A (FSA Insd)................ 5.750    10/01/11      1,132,767
                                                                           ------------
                                                                              2,185,057
                                                                           ------------
          NEBRASKA  1.4%
 1,305    Nebraska Invt Fin Auth Multi-Family Rev Hsg
          Cambury Hills Apts Pgm (FSA Insd)........... 5.700    10/01/12      1,374,948
 1,100    Nebraska Invt Fin Auth Multi-Family Rev Hsg
          Summit Club Apts Proj (FSA Insd)............ 5.700    10/01/12      1,158,960
 1,100    Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized) (c).... 10.682   09/15/24      1,163,250
                                                                           ------------
                                                                              3,697,158
                                                                           ------------
          NEVADA  3.7%
 9,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser A (FGIC Insd)........................... 6.700    06/01/22      9,379,350
                                                                           ------------

          NEW MEXICO  1.2%
 2,070    New Mexico Ed Assistance Fndtn Student Ln
          Rev Ser A (AMBAC Insd)...................... 6.850    04/01/05      2,135,060
   985    New Mexico Mtg Fin Auth Single Family Mtg
          Pgm A2 (GNMA Collateralized)................ 6.050    07/01/16      1,058,757
                                                                           ------------
                                                                              3,193,817
                                                                           ------------
          NEW YORK  1.6%
 1,000    Long Island Pwr Auth NY Elec Sys Rev Gen Ser
          A (FSA Insd)................................ 5.125    12/01/16      1,035,770
 3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)............ 5.750    12/01/25      3,115,830
                                                                           ------------
                                                                              4,151,600
                                                                           ------------
          OHIO  4.8%
 2,500    Cuyahoga Falls, OH Ser 1 (FGIC Insd)........ 5.250    12/01/17      2,599,150
 5,000    Hamilton Cnty, OH Sales Tax Hamilton Cnty
          Football Proj Ser B (MBIA Insd)............. 5.000    12/01/27      4,992,550

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$1,000    Louisville, OH City Sch Dist................ 5.000%   12/01/29   $  1,000,350
 2,390    Ohio Hsg Fin Agy Mtg Rev Residential Mtg Bkd
          Secs Ser C.................................. 4.900    03/01/11      2,453,431
 2,090    Pickerington, OH Loc Sch Dist Cap Apprec Sch
          Fac Contr (a)...............................   *      12/01/14      1,138,841
                                                                           ------------
                                                                             12,184,322
                                                                           ------------
          OKLAHOMA  0.5%
 1,250    Tulsa, OK Arpt Impt Tr Gen Rev Ser A (FGIC
          Insd)....................................... 6.000    06/01/20      1,347,613
                                                                           ------------

          OREGON  1.6%
 1,740    Linn Cnty, OR Sch Dist No 055 Sweet Home.... 5.500    06/15/20      1,843,199
 2,150    Oregon St Bd Bk Rev OR Econ Cmnty Dev Dept
          Ser A (MBIA Insd)........................... 5.500    01/01/16      2,300,737
                                                                           ------------
                                                                              4,143,936
                                                                           ------------
          PENNSYLVANIA  4.6%
 7,500    Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
          Intl Arpt Ser A (Prerefunded @ 01/01/02)
          (FSA Insd).................................. 6.800    01/01/10      7,708,800
 2,000    Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (Escrowed to
          Maturity) (AMBAC Insd)...................... 5.625    08/15/26      2,088,000
 1,950    Sayre, PA Hlthcare Fac Auth Rev Hosp VHA PA/
          VHA East Fin Pgm Ser B (AMBAC Insd)......... 6.375    07/01/22      2,030,145
                                                                           ------------
                                                                             11,826,945
                                                                           ------------
          RHODE ISLAND  0.7%
 1,500    Rhode Island Port Auth & Econ Dev Corp Arpt
          Rev Ser A (FSA Insd)........................ 7.000    07/01/14      1,836,390
                                                                           ------------

          SOUTH CAROLINA  1.8%
 4,575    South Carolina St Port Auth Port Rev
          (Escrowed to Maturity) (AMBAC Insd)......... 6.750    07/01/21      4,693,172
                                                                           ------------

          SOUTH DAKOTA  0.4%
 1,000    South Dakota St Hlth & Edl Fac Auth
          Vocational Ed Pgm Ser A (AMBAC Insd)........ 5.400    08/01/13      1,060,720
                                                                           ------------

          TENNESSEE  2.0%
 4,315    Metropolitan Nashville Arpt Auth TN Arpt Rev
          Impt Ser A Rfdg............................. 6.600    07/01/15      5,146,975
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          TEXAS  14.7%
$1,085    Brazos River Auth, TX Johnson Cnty Surface
          (AMBAC Insd)................................ 5.800%   09/01/11   $  1,152,791
 5,000    Brazos River Auth, TX Pollutn Ctl Rev Coll
          TX Util Elec Co Proj A (AMBAC Insd)......... 6.750    04/01/22      5,181,050
 5,000    Brazos River Auth, TX Pollutn Ctl Rev Coll
          TX Util Elec Co Proj B (FGIC Insd).......... 6.625    06/01/22      5,209,750
 1,000    Brazos River Auth, TX Pollutn Ctl Rev Coll
          TX Util Elec Co Proj C (FGIC Insd).......... 6.700    10/01/22      1,055,040
 2,000    Brazos River Auth, TX Rev Houston Inds Inc
          Proj Ser A (AMBAC Insd)..................... 5.125    05/01/19      2,016,580
 2,675    Dallas Cnty, TX Cmnty College Fin Sys (AMBAC
          Insd)....................................... 5.375    02/15/18      2,765,094
 2,305    Harris Cnty, TX Hsg Fin Corp Multi- Family
          Hsg Rev Cypress Ridge Apts (FSA Insd)....... 6.350    06/01/26      2,495,278
 2,000    Harris Cnty-Houston, TX Sports Auth Spl Rev
          Ser A (MBIA Insd)........................... 5.000    11/15/25      1,984,740
 4,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
          (FGIC Insd)................................. 6.750    07/01/21      4,090,040
 2,500    Houston, TX Forward Pub Impt Ser B Rfdg
          (a)......................................... 5.375    03/01/14      2,669,675
 1,800    Midland, TX Ctf Oblig Arpt Sub Lien (FSA
          Insd)....................................... 5.850    03/01/13      1,891,548
 3,285    Texas St Veterans Hsg Assistance (MBIA
          Insd)....................................... 6.800    12/01/23      3,436,373
 2,000    Tyler, TX Hlth Fac Dev Corp Hosp Rev Mother
          Frances Hosp of Tyler (FGIC Insd)........... 6.500    07/01/22      2,085,720
 1,500    Wichita Falls, TX Wtr & Swr Rev Priority
          Lien........................................ 5.375    08/01/17      1,572,960
                                                                           ------------
                                                                             37,606,639
                                                                           ------------
          VIRGINIA  0.6%
 1,495    Harrisonburg, VA Redev & Hsg Auth Multi-
          Family Hsg Rev (FSA Insd)................... 6.200    04/01/17      1,570,378
                                                                           ------------

          WASHINGTON  5.6%
 2,000    Chelan Cnty, WA Pub Util Dist No 001 Cons
          Rev Chelan Hydro Ser A (MBIA Insd).......... 5.600    01/01/36      2,074,000
 1,855    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser D (AMBAC
          Insd)....................................... 6.000    01/01/13      1,997,056

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          WASHINGTON (CONTINUED)
$1,460    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser D (AMBAC
          Insd)....................................... 6.250%   01/01/17   $  1,565,441
 2,235    Grant Cnty, WA Pub Util Dist No 2 Wanapum
          Hydro Elec Rev Second Ser D (AMBAC Insd).... 6.000    01/01/13      2,406,156
 1,770    Grant Cnty, WA Pub Util Dist No 2 Wanapum
          Hydro Elec Rev Second Ser D (AMBAC Insd).... 6.250    01/01/17      1,897,829
 1,405    Pierce Cnty, WA (AMBAC Insd)................ 5.750    08/01/13      1,576,649
 2,500    Tacoma, WA Elec Sys Ser B Rfdg (FSA Insd)... 5.500    01/01/12      2,789,550
                                                                           ------------
                                                                             14,306,681
                                                                           ------------
          WISCONSIN  0.7%
 1,795    D C Everest Area Sch Dist WI Rfdg........... 5.125    04/01/20      1,811,209
                                                                           ------------

          PUERTO RICO  2.4%
 5,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser Y Rfdg (FSA Insd)....................... 6.250    07/01/21      6,027,000
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  100.2%
  (Cost $240,469,768)...................................................    256,148,476
SHORT-TERM INVESTMENTS  0.3%
  (Cost $700,000).......................................................        700,000
                                                                           ------------

TOTAL INVESTMENTS  100.5%
  (Cost $241,169,768)...................................................    256,848,476

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%)...........................     (1,282,805)
                                                                           ------------

NET ASSETS  100.0%......................................................   $255,565,671
                                                                           ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GEMIC--General Electric Mortgage Insurance Corp.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $241,169,768).......................  $256,848,476
Receivables:
  Interest..................................................     4,393,191
  Investments Sold..........................................        36,183
Other.......................................................         2,286
                                                              ------------
    Total Assets............................................   261,280,136
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,180,402
  Income Distributions--Common and Preferred Shares.........       138,278
  Investment Advisory Fee...................................       118,974
  Administrative Fee........................................        43,263
  Custodian Bank............................................        17,051
  Affiliates................................................         9,475
Trustees' Deferred Compensation and Retirement Plans........       137,973
Accrued Expenses............................................        69,049
                                                              ------------
    Total Liabilities.......................................     5,714,465
                                                              ------------
NET ASSETS..................................................  $255,565,671
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 90,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,741,284 shares issued and
  outstanding)..............................................        97,413
Paid in Surplus.............................................   143,711,159
Net Unrealized Appreciation.................................    15,678,708
Accumulated Net Realized Gain...............................     4,964,074
Accumulated Undistributed Net Investment Income.............     1,114,317
                                                              ------------
    Net Assets Applicable to Common Shares..................   165,565,671
                                                              ------------
NET ASSETS..................................................  $255,565,671
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($165,565,671 divided by
  9,741,284 shares outstanding).............................  $      17.00
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................  $14,213,837
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,441,887
Administrative Fee..........................................      500,002
Preferred Share Maintenance.................................      244,155
Trustees' Fees and Related Expenses.........................       26,143
Legal.......................................................       17,676
Custody.....................................................       13,952
Other.......................................................      148,745
                                                              -----------
    Total Expenses..........................................    2,392,560
                                                              -----------
NET INVESTMENT INCOME.......................................  $11,821,277
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 4,964,410
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    9,869,487
  End of the Period.........................................   15,678,708
                                                              -----------
Net Unrealized Appreciation During the Period...............    5,809,221
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $10,773,631
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $22,594,908
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 30, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 11,821,277        $ 12,260,850
Net Realized Gain...................................      4,964,410           2,252,498
Net Unrealized Appreciation During the Period.......      5,809,221           3,705,514
                                                       ------------        ------------
Change in Net Assets from Operations................     22,594,908          18,218,862
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................     (8,104,015)         (9,375,389)
  Preferred Shares..................................     (2,836,598)         (3,666,172)
                                                       ------------        ------------
                                                        (10,940,613)        (13,041,561)
                                                       ------------        ------------

Distributions from Net Realized Gain:
  Common Shares.....................................       (575,628)                -0-
  Preferred Shares..................................       (243,977)                -0-
                                                       ------------        ------------
                                                           (819,605)                -0-
                                                       ------------        ------------
Total Distributions.................................    (11,760,218)        (13,041,561)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     10,834,690           5,177,301
NET ASSETS:
Beginning of the Period.............................    244,730,981         239,553,680
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,114,317
  and $224,554, respectively).......................   $255,565,671        $244,730,981
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                         ----------------------------
                                                          2001       2000      1999
                                                         ----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)...........  $ 15.88   $  15.35   $ 17.43
                                                         -------   --------   -------
  Net Investment Income................................     1.21       1.26      1.27
  Net Realized and Unrealized Gain/Loss................     1.11        .61     (1.87)
                                                         -------   --------   -------
Total from Investment Operations.......................     2.32       1.87      (.60)
                                                         -------   --------   -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders........................      .83        .96       .99
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders...........................      .29        .38       .28
  Distributions from Net Realized Gain:
    Paid to Common Shareholders........................      .06        -0-       .16
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders...........................      .02        -0-       .05
                                                         -------   --------   -------
Total Distributions....................................     1.20       1.34      1.48
                                                         -------   --------   -------
NET ASSET VALUE, END OF THE PERIOD.....................  $ 17.00   $  15.88   $ 15.35
                                                         =======   ========   =======
Market Price Per Share at End of the Period............  $ 14.98   $14.3125   $ 14.50
Total Investment Return at Market Price (b)............   11.18%      5.45%   -12.42%
Total Return at Net Asset Value (c)....................   12.96%     10.09%    -5.64%
Net Assets at End of the Period (In millions)..........  $ 255.6   $  244.7   $ 239.6
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d)....................................    1.49%      1.61%     1.56%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)......................    7.34%      8.16%     7.62%
Portfolio Turnover.....................................      53%        41%       53%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d).................................     .95%      1.01%     1.00%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)......................    5.58%      5.72%     5.97%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.....................    3,600      3,600     3,600
Asset Coverage Per Preferred Share (f).................  $70,990   $ 67,981   $66,543
Involuntary Liquidating Preference Per Preferred
  Share................................................  $25,000   $ 25,000   $25,000
Average Market Value Per Preferred Share...............  $25,000   $ 25,000   $25,000

 * Non-Annualized

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.263 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders

(e) Ratios reflect the effect of dividend payments to preferred shareholders

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                      JANUARY 24, 1992
                                                                      (COMMENCEMENT OF
YEAR ENDED OCTOBER 31,                                                   INVESTMENT
-------------------------------------------------------------------    OPERATIONS) TO
      1998       1997       1996       1995       1994       1993     OCTOBER 31, 1992
--------------------------------------------------------------------------------------
    $  17.01   $  16.69   $  16.69   $  14.88   $  18.21   $  15.28       $  14.74
    --------   --------   --------   --------   --------   --------       --------
        1.28       1.30       1.32       1.34       1.35       1.36            .92
         .59        .58        .06       1.88      (3.15)      2.95            .34
    --------   --------   --------   --------   --------   --------       --------
        1.87       1.88       1.38       3.22      (1.80)      4.31           1.26
    --------   --------   --------   --------   --------   --------       --------
        1.00       1.05       1.05       1.05       1.05        .97            .52
         .31        .29        .33        .36        .30        .29            .20
         .11        .16        -0-        -0-        .15        .09            -0-
         .03        .06        -0-        -0-        .03        .03            -0-
    --------   --------   --------   --------   --------   --------       --------
        1.45       1.56       1.38       1.41       1.53       1.38            .72
    --------   --------   --------   --------   --------   --------       --------
    $  17.43   $  17.01   $  16.69   $  16.69   $  14.88   $  18.21       $  15.28
    ========   ========   ========   ========   ========   ========       ========
    $  17.75   $  17.25   $ 16.125   $  15.75   $  13.50   $  17.25       $  14.50
       9.77%     15.04%      9.19%     24.96%    -15.57%     26.98%           .09%*
       9.27%      9.58%      6.53%     19.80%    -12.20%     26.75%          5.33%*
    $  259.1   $  254.5   $  251.0   $  250.6   $  233.2   $  265.2       $  237.0
       1.56%      1.57%      1.60%      1.63%      1.57%      1.54%          1.51%
       7.44%      7.81%      8.00%      8.45%      8.14%      8.01%          7.74%
         66%        36%        35%        28%        26%        38%            90%*
       1.01%      1.01%      1.02%      1.03%      1.01%       .99%          1.01%
       5.65%      6.05%      5.99%      6.16%      6.33%      6.29%          6.08%
       1,800      1,800      1,800      1,800      1,800      1,800          1,800
    $143,952   $141,362   $139,456   $139,209   $129,537   $147,331       $131,647
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Insured Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $72,129.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $241,169,768; the aggregate gross unrealized appreciation is $15,678,708 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on long- and short-term investments of $15,678,708.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $9,099 were reclassified from accumulated undistributed net investment income to capital.

F. INSURANCE EXPENSE The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

G. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .60% to .55% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $3,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $27,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $133,737,152 and $133,883,805, respectively.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

4. PREFERRED SHARES

The Trust has outstanding 3,600 Auction Preferred Shares ("APS") in two series of 1,800 shares each. Dividends are cumulative and the dividend rate is generally reset every 28 days for both series through an auction process. The average rate in effect on October 31, 2001 was 1.975%. During the year ended October 31, 2001, the rates ranged from 1.950% to 6.999%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and
Shareholders of Van Kampen Trust
for Insured Municipals

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Insured Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Insured Municipals as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date.

    In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date.

    If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INSURED MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Trust paid $819,605 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Theodore A. Myers......................................    3,413                  --

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III.................................  8,822,162            116,466
Hugo F. Sonnenschein...................................  8,834,583            104,045

The other trustees whose terms did not expire in 2001 are David C. Arch, Rod Dammeyer, Howard J Kerr, and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VIM ANR 12/01                                                  Member NASD/SIPC.
                                                                4613L01-AS-12/01